Exhibit 10.09

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT, dated as of ___,  _________, 2012, is entered into by and between CAPITAL ART, INC., a Delaware corporation, with headquarters located at 6150 Washington Blvd, Culver City, CA – 90232 (the "Company"), and _____________________________________ (the "Buyer") located at

_____________________________________________________________________.

W I T N E S S E T H:

WHEREAS, the Company is conducting a private placement (the “Offering”) of its 10% Convertible Debentures (the “Debentures”) pursuant to an exemption from securities registration afforded, inter alia, by Rule 504 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act"), and/or Section 4(2) of the Securities Act; and

WHEREAS, in consideration of the foregoing, the Buyer desires to purchase, and hereby agrees to purchase, upon the terms and subject to the conditions of this Agreement, a Debenture in the principal amount of $_______________ subject to acceptance of this Agreement by the Company;

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. AUTHORIZATION AND ISSUANCE OF DEBENTURES.

1.	AUTHORIZATION. The Company has authorized the sale and issuance of up to $1,000,000 (no minimum) of its Debentures, which shall be convertible into shares of the Company’s common stock, $0.0001 par value, on the terms provided in the form of Debenture attached hereto as Exhibit A and incorporated herein by this reference.

a. PAYMENT FOR DEBENTURE; CERTAIN DEFINITIONS.

(i)            Concurrently with the issuance of the Debenture to the Buyer, and in full consideration for the Debenture, the Buyer agrees to pay the sum of $____________ in good U.S. funds to be transmitted to the Company’s bank account via wire-transfer on the date the parties agree to execute the Debenture, in accordance with instructions of the Company. The parties acknowledge that time is of the essence with respect to such payment and failure by the Buyer to make such payment promptly shall allow the Company to cancel this Agreement.

(ii)          As used herein, the term "Securities" collectively refers to the Debenture and the Common Stock issuable upon conversion of the Debenture.

2. BUYER REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

a.       This Agreement is made with the Buyer in reliance upon the Buyer’s representation to the Company, which by the Buyer’s execution of this Agreement the Buyer hereby confirms, that the Debenture received by the Buyer will be acquired for investment for the Buyer’s own account, not as a nominee or agent, and not with a view to resale or distribute any part thereof, and that the Buyer has no present intention of selling, granting any participation in or otherwise distributing the same. By executing this Agreement, the Buyer further represents that the Buyer does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Debenture or any portion thereof. The Buyer represents that it has the full power and authority to enter into this Agreement.

b.       As evidenced by a completed Investor Questionnaire in the form attached hereto as Exhibit B, the Buyer and each of its Members is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the Securities Act by reason of Rule 501(a)(3), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Securities. The Buyer has adequate means of providing for current needs and personal contingencies and has no need for liquidity in this investment.

c.       The Buyer understands that the Securities being purchased are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may not be resold without registration under the Securities Act of 1933 (the “Act”) except in certain limited circumstances. Without in any way limiting the representations set forth above, the Buyer further agrees not to make any disposition of all or any portion of the Debentures or the underlying Common Stock unless:

(i)       There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement;

(ii)       The Buyer shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and if requested by the Company, the Buyer shall have furnished the Company with either (i) an unqualified written opinion of counsel who shall be reasonably satisfactory to the Company addressed to the Company and reasonably satisfactory in form and substance to the Company’s counsel to the effect that the proposed transfer may be effected without registration under the Act or (ii) a “No Action” letter from the U.S. Securities and Exchange Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the U.S. Securities and Exchange Commission that action be taken with respect thereto, whereupon the holder of such Securities shall be entitled to transfer such Securities in accordance with the terms of the notice delivered by the holder to the Company; or

(iii)     The Buyer shall not have sold, assigned, transferred, pledged or otherwise disposed of the Debentures or underlying Common Stock in a transaction involving the distribution without consideration of the Securities by the Buyer to any of its members or retired members, or to the estate of any of its members or retired members, or in a transaction involving the transfer or distribution of the securities by a corporation to any subsidiary, parent or affiliated corporation of such corporation unless, in each case, the Buyer shall give written notice to the Company of such Buyer’s intention to effect such transfer, sale, assignment, pledge or other disposition. The Buyer will cause any such proposed purchaser, assignee, transferee or pledgee of any Debentures or Common Stock held by the Buyer to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

d.       The Buyer understands that the Debenture is being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein and in the Investor Questionnaire in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Debenture.

e.       The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Debenture, which have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries.

f.       The Buyer understands that its investment in the Securities involves a high degree of risk. The Buyer has carefully reviewed and understands the risks of, and other considerations relating to, a purchase of the Debentures and understands that there are substantial risks in an investment in the Company. The Buyer also understands that certain principals of the Company are involved in business activities with the Company for which they will receive payment or other compensation, and that certain principals are also principals or affiliates of other entities which have or will have business dealings with the Company and which therefore may involve conflicts of interest. At no time has the percentage of profit and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of Company’s business ever been represented, guaranteed or warranted to the Buyer by the Company, its agents or any other person, expressly or by implication. The Buyer is not purchasing the Securities as a result of any advertisement or general solicitation.

g.       The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

h.       This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally

i.       Notwithstanding the provisions hereof or of the Debenture, in no event (except with respect to an automatic conversion of the Debenture as provided therein) shall Buyer be entitled to convert any Debenture to the extent that, after such conversion, the sum of (1) the number of shares of Common Stock beneficially owned by Buyer and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Debenture), and (2) the number of shares of Common Stock issuable upon the conversion of the Debenture with respect to which the determination of this proviso is being made, would result in beneficial ownership by Buyer and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). Any issuance by the Company to the Buyer in excess of the limit contained in this Paragraph 2.i. shall be null and void, ab initio, and upon notice of such invalid issuance, the Company shall correct its books and cause its transfer agent's books to be corrected forthwith to reflect that the Buyer's ownership of Common Stock is within the limit set forth herein. Buyer shall immediately deliver any certificates for invalidly issued Common Stock to the Company. The Company further agrees to (i) immediately reissue certificates for Common Stock to the extent that a portion of the Common Stock represented by said certificates have been validly issued and (ii) immediately reissue all or a portion of those shares which were deemed invalidly issued (at a price set forth in the original conversion notices applicable to such shares) upon notice from the Buyer that the reissuance of such shares would not cause such Buyer to have a beneficial ownership interest in excess of 4.99%.

j.       It is understood that the certificates evidencing the Securities will bear the following legend:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A OF SUCH ACT.”

k.       Buyer represents that it neither is nor will be obligated for any finders' fee or commission nor is it aware of any such fee or commission payable in connection with this transaction. Buyer agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which such Buyer or any of its officers, partners, employees, or representatives is responsible.

l.       Buyer understands that the number of Shares issuable upon conversion of the Debentures may increase substantially in certain circumstances. In addition, Buyer understands that the Company may, in the future, issue additional shares of its Common Stock and that, upon such issuance, Buyer’s position in the Company’s outstanding Common Stock may be reduced.

m.       Buyer understands that the tax consequences of ownership of Debentures are not susceptible to prediction, and audit adjustments to Company’s income tax returns, new rulings of the Internal Revenue Service, court decisions or legislative changes may have an adverse effect on one or more of the tax consequences of an investment in the Company, including its status as a corporation for federal income tax purposes, and Buyer thereby might experience serious adverse tax effects. BUYER ACKNOWLEDGES THAT BUYER HAS BEEN ADVISED TO CONSULT BUYER’S OWN ATTORNEY CONCERNING THE COMPANY, THE DEBENTURES AND THIS AGREEMENT, AND ALL THE OTHER RELATED DOCUMENTATION, AND TO CONSULT WITH INDEPENDENT TAX COUNSEL REGARDING THE TAX CONSEQUENCES OF PARTICIPATING IN THE COMPANY AS A HOLDER OF THE DEBENTURES.

n.       The Buyer recognizes that the transfer of the Debenture to Buyer will be based on the representations and warranties set forth herein. Buyer hereby acknowledges that Buyer understands the meaning and legal consequences of the representations, warranties and covenants in this Agreement and that the Company and its officers, directors, controlling persons, agents, investors and attorneys have relied upon such representations, warranties and covenants, and the Buyer hereby agrees to indemnify and hold harmless the Company and all of its shareholders, all affiliates of the Company and the management of the Company, their affiliates, and each partner, investor, agent, attorney, investor, officer, and/or director thereof from and against any and all loss, expense, damage or liability, including costs and reasonable attorneys’ fees due to or arising out of (a) the Buyer’s breach of any such representations, warranties or covenants; (b) the Buyer’s transfer or distribution of any Debenture in violation of the Securities Act, or any applicable state securities or Blue Sky laws; and/or (c) any and all claims made by or involving any person or entity other than the Buyer, claiming any interest, right, title, power or authority regarding the Buyer’s purchase of the Debentures. Notwithstanding the foregoing, however, no representation, warranty, acknowledgment or agreement made herein by the Buyer shall in any manner be deemed to constitute a waiver of any rights granted to such Buyer under applicable federal or state securities laws. All representations, warranties and covenants contained in this Agreement and the indemnification contained in this paragraph, shall survive the effective date of this Agreement and the issuance of the Debenture by the Company.

3. COMPANY REPRESENTATIONS, ETC.

The Company represents and warrants and hereby covenants and agrees with Buyer that:

a.       CONCERNING THE DEBENTURE AND THE SHARES. The Debentures have been duly authorized and, when issued, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive rights of any stockholder of the Company, as such, to acquire the Securities.

b.       COMPANY STATUS. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to carry on its business as now being conducted.

c.       AUTHORIZED SHARES. The Company has of December 31st, 2012, 450,000,000 authorized shares of Common Stock, 17,583,421 of which are outstanding as of the date hereof. There also 50,000,000 authorized shares of Preferred Stock, none of which are outstanding.

d.       AUTHORIZATION. This Agreement, the Debenture and the transactions contemplated hereby and thereby, have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement and the Debenture, when executed and delivered by or on behalf of the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject, as to enforceability, to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

e.       APPROVALS. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained by the Company for the issuance and sale of the Securities to the Buyer as contemplated by this Agreement.

f.       ABSENCE OF CERTAIN CHANGES. Except as set forth in the Company Disclosure Schedule attached hereto, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or otherwise), or results of operations of the Company and its subsidiaries, taken as a whole. The Company has not (i) incurred or become subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business consistent with past practices; (ii) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices; (iii) declared or made any payment or distribution of cash or other property to stockholders with respect to its capital stock, or purchased or redeemed, or made any agreements to purchase or redeem, any shares of its capital stock; (iv) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business consistent with past practices; (v) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of existing business; (vi) made any changes in employee compensation, except in the ordinary course of business consistent with past practices; or (vii) experienced any material problems with labor or management in connection with the terms and conditions of their employment.

g.       ABSENCE OF LITIGATION. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business or financial condition, results of operation or prospects of the Company and its subsidiaries taken as a whole or the transactions contemplated by this Agreement or the Debenture or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, any of the Transaction Agreements.

h.       ABSENCE OF EVENTS OF DEFAULT. There is no Event of Default (or its equivalent term), and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (or its equivalent term, as so defined in such agreement), has occurred and is continuing, which would have a material adverse effect on the Company's financial condition or results of operations.

i.       NO DEFAULT. The Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property is bound.

j.       USE OF PROCEEDS. The proceeds from the sale of the Debentures will be used by the Company to purchase the Frank Worth Archive and/or other iconic photography assets and for general capital purposes.

k.       BROKERS FEE. The Company represents that it neither is nor will be obligated for any finders' fee or commission nor is it aware of any such fee or commission payable in connection with this transaction The Company agrees to indemnify and to hold harmless the Buyer from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, partners, employees, or representatives is responsible.

l.       FILINGS. The Company agrees to make all necessary filings in connection with the sale of the Debentures under any federal and state securities laws and regulations.

4. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

The Buyer understands that unless one or more of such conditions is waived by the Company, the Company's obligation to sell the Debenture on the Closing Date to the Buyer, pursuant to this Agreement, is conditioned upon:

a.       The receipt and acceptance by the Buyer of this Agreement as evidenced by execution of this Agreement by the Buyer for ________________________ Dollars ($___________) in aggregate principal amount of the Debenture;

b.       Completion and delivery to the Company by the Buyer of an Investment Questionnaire in the form attached hereto as Exhibit B;

c.       Delivery by the Buyer to the Company of good funds as payment in full of an amount equal to the Purchase Price for the Debenture.

d.       The accuracy on the Closing Date of the representations and warranties of the Buyer contained in this Agreement as if made on the Closing Date, and the performance by the Buyer on or before the Closing Date of all covenants and agreements of the Buyer required to be performed on or before the Closing Date;

e.       The Company shall have obtained all necessary Blue Sky law permits and qualifications, or secured an exemption therefrom, required by any state for the offer and sale of the Debentures except as such permits, qualifications or filings for exemption may be made following the Closing; and

f.       There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

5. CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

The Company understands that unless one or more of such conditions is waived by the Buyer, the Buyer's obligation to purchase the Debenture on the Closing Date is conditioned upon:

a.       Acceptance by the Company of this Agreement for the sale of the Debenture, as indicated by execution of this Agreement;

b.       Delivery by the Company to the Buyer of the Debenture, in accordance with this Agreement; and

c.       The accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained in this Agreement as if made on the Closing Date and the performance of or compliance with all covenants and agreements of the Company required to be performed or complied with on or before the Closing Date.

6. GOVERNING LAW; MISCELLANEOUS.

a.       This Agreement and all agreements entered into in connection herewith shall be governed by and interpreted in accordance with the laws of the State of California for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Any litigation based thereon, or arising out of, under, or in connection with, this agreement or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Company or Buyer shall be brought and maintained exclusively in the state or Federal courts of the State of California, sitting in the City of Los Angeles. The Company hereby expressly and irrevocably submits to the jurisdiction of the state and federal Courts of the State of California for the purpose of any such litigation as set forth above and irrevocably agrees to be bound by any final judgment rendered thereby in connection with such litigation. The Company further irrevocably consents to the service of process by registered mail, postage prepaid, or by personal service within or without the State of California. The Company hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in any inconvenient forum. To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, the Company hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the related agreements entered into in connection herewith.

b.       A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

c.       This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

d.       The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

e.       If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

f.       This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

g.       This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

7. NOTICES.

Any notice or communication required or permitted by this Agreement shall be given in writing addressed as follows:

COMPANY:	CAPITAL ART, INC. 6150 Washington BLVD Culver City, CA 90232 ATTN: Klaus Moeller Telephone No.: (310) 202-7166 Fax No.: (310) 202-7156
BUYER:	_____________________________

_____________________________

_____________________________

ATTN: _______________________

Telephone No.: _______________________

Telephone No.: _______________________

All notices shall be served personally by Fax, by overnight express mail service or other overnight courier, or by first class registered or certified mail, postage prepaid, return receipt requested. If served personally, or by telecopy, notice shall be deemed delivered upon receipt (provided that if served by telecopy, sender has written confirmation of delivery); if served by overnight express mail or overnight courier, notice shall be deemed delivered forty-eight (48) hours after deposit; and if served by first class mail, notice shall be deemed delivered seventy-two (72) hours after mailing. Any party may give written notification to the other parties of any change of address for the sending of notices, pursuant to any method provided for herein.

8.       SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

The Company's and the Buyer's representations and warranties herein shall survive, for a period of two (2) years the execution and delivery of this Agreement and the delivery of the Debenture and the Purchase Price, and shall inure to the benefit of the parties and their respective successors and assigns.

PURCHASE PRICE OF THE DEBENTURE: $_____________

SIGNATURES

IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf as of this ___,  __________, 2012.

________________________

By: _______________________

Name: _____________________

Title: ______________________

Date: ______________________

As of the date set forth below, the undersigned hereby accepts this Agreement and represents that the foregoing statements are true and correct and that it has caused this Securities Purchase Agreement to be duly executed on its behalf.

Capital Art, Inc., a Delaware corporation

By: _______________________________

Name: ____________________________

Title: ______________________________

Date: _______________________________

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